Allstate Life Insurance Company of New York

Allstate Life of New York Variable Life Separate Account A

Supplement, dated October 2, 2009, to

the TotalAccumulatorSM Variable Adjustable Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Lincoln Benefit Life Company.

We have received notice of the following fund name changes, effective September 23, 2009:

•	The Alger American Balanced Portfolio – Class O was renamed to the Alger Balanced Portfolio – Class I-2;
•	the Alger American Capital Appreciation Portfolio - Class O was renamed to the Alger Capital Appreciation Portfolio – Class I-2;
•	the Alger American LargeCap Growth Portfolio – Class O was renamed to the Alger Large Cap Growth Portfolio – Class I-2; and
•	the Alger American MidCap Growth Portfolio – Class O was renamed to the Alger Mid Cap Growth Portfolio – Class I-2.

Due to these name changes, effective on September 23, 2009, the names of the Sub-Accounts corresponding to the above-referenced Portfolios were changed to the Alger Balanced Class I-2 Sub-Account, the Alger Capital Appreciation – Class I-2 Sub-Account, the Alger Large Cap Growth – Class I-2 Sub-Account, and the Alger Mid Cap Growth – Class I-2 Sub-Account, respectively.

These name changes do not in any way affect the investment objectives of the Portfolios, which remain unchanged, or the manner in which the investment advisor manages each Portfolio. For complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the relevant prospectus for the Portfolio.

Please keep this supplement for future reference together with your prospectus.